Exhibit 99.3

Proprietary and Confidential

The financial model and forecast data (the "Forecast") has been prepared by the company (the "Company") solely for informational purposes in connection with potential market transactions and is furnished subject to the recipient's confidentiality obligations with the Company. The Forecast contains forward-looking statements, opinions, and projections that are not guarantees of future performance; no representation or warranty is made as to its accuracy or completeness. The information in the Forecast is dated Q4 2025 and is subject to change; the Company assumes no obligation to update it. Recipients should conduct their own independent due diligence and seek advice from their own legal, tax, financial, and other advisors.

As noted above, this Forecast represents management's Allocated BSS view of estimated projections generated in Q4 2025. BSS is a reporting segment within EchoStar (SATS). The Allocated BSS view reflected in this Forecast represents HSSC plus the BSS Segment activity related to the J3 lease payment from HSSC for capacity usage on the J3 satellite asset, which is held outside of HSSC.

The Forecast is currently set at the Allocated BSS level. It has a 'toggle' switch (see below) that allows a simple view change that shows:

i) Allocated BSS view: Cell "Q1" must be "1"; or
ii) HSSC view: Cell "Q1" must be "0";
- with J3 lease payments: cell "Q2" must be "1"
- without J3 lease payments: cell "Q2" must be "0"

	N	CP	Q	R	S	T	U
1	Allocated BSS		1	<----1 = Allocated BSS, 0 = HSSC			
2			1	<----1 = HSSC w/ J3 pmt; 0 = HSSC without J3 pmt

HSSC - 5 Year Forecast - Financials ($M)
Without J3 payment
December 2, 2025

Consumer KPIs ('000)	2025	2026	2027	2028	2029	2030
North America						
NA - BOP	658	549	399	299	208	144
NA - Gross Activations	140	46	26	0	0	0
NA - Disconnects	(249)	(195)	(126)	(92)	(64)	(44)
NA- Net Adds	(109)	(149)	(100)	(92)	(64)	(44)
NA - EOP	549	399	299	208	144	100
NA- Average Retail Subs	601	462	341	246	171	118
NA -Churn (%)	3.31%	3.43%	3.00%	3.00%	3.00%	3.00%
NA ARPU ($/sub)	$ 96.29	$ 97.51	$ 98.89	$ 100.36	$ 100.97	$ 100.71
NA COGS ($/sub)	$ 21.45	$ 23.87	$ 27.16	$ 31.72	$ 39.07	$ 49.38
International						
Int'l - BOP	225	194	146	59	50	49
Int'l - Gross Activations	52	10	9	8	8	7
Int'l - Disconnects	(83)	(58)	(96)	(17)	(9)	(8)
Int'l- Net Adds	(31)	(48)	(87)	(9)	(1)	(1)
Int'l - EOP	194	146	59	50	49	48
Int'l- Average Retail Subs	185	143	74	26	21	20
Int'l -Churn (%)	3.81%	3.54%	6.83%	3.50%	3.50%	3.50%
Int'l ARPU ($/sub)	$ 33.72	$ 34.16	$ 36.65	$ 46.49	$ 46.47	$ 46.46
Int'l COGS ($/sub)	$ 16.45	$ 17.99	$ 17.99	$ 17.99	$ 17.99	$ 17.99
Beginning of Period	**883**	**743**	**545**	**358**	**258**	**193**
Gross Activations	**193**	**56**	**35**	**8**	**8**	**7**
Disconnects	**(333)**	**(254)**	**(222)**	**(108)**	**(72)**	**(52)**
Net Adds	**(140)**	**(197)**	**(187)**	**(100)**	**(65)**	**(45)**
End of Period	**743**	**545**	**358**	**258**	**193**	**148**
Average Subs	**813**	**644**	**452**	**308**	**225**	**170**

Financials	2025	2026	2027	2028	2029	2030
ServiCF Rev	1,078	965	892	892	956	1,072
HW Rev	343	387	533	595	672	750
Consumer	*787*	*609*	*450*	*314*	*223*	*158*
Cons %	*55.3%*	*45.0%*	*31.6%*	*21.1%*	*13.7%*	*8.7%*
Enterprise	*635*	*743*	*975*	*1,173*	*1,406*	*1,663*
Ent %	*44.7%*	*55.0%*	*68.4%*	*78.9%*	*86.3%*	*91.3%*
Revenue	**1,422**	**1,352**	**1,425**	**1,487**	**1,629**	**1,822**
Growth %	-8.6%	-4.9%	5.4%	4.4%	9.5%	11.9%
Cost of Service	449	425	449	502	588	694
Service GM%	58.4%	56.0%	49.6%	43.7%	38.5%	35.3%
Cost of Sales - Equip	313	315	421	466	526	585
HW GM%	8.8%	18.5%	21.0%	21.7%	21.8%	21.9%
Consumer Cogs	*210*	*174*	*144*	*107*	*92*	*81*
Cons GM%	*73.4%*	*71.5%*	*68.1%*	*66.0%*	*58.9%*	*49.1%*
Enterprise/Other Cogs	*553*	*566*	*727*	*861*	*1,022*	*1,199*
Ent GM%	*13.0%*	*23.8%*	*25.5%*	*26.6%*	*27.3%*	*27.9%*
Cost of Good Sold	762	740	870	968	1,114	1,279
GM%	46.4%	45.3%	38.9%	34.9%	31.6%	29.8%
Channel Comp amotization	40	31	19	6	2	1
SG&A	283	242	232	213	220	227
% of total rev	19.9%	17.9%	16.3%	14.3%	13.5%	12.5%
OIBDA	**336**	**339**	**303**	**300**	**293**	**315**
% of total rev	23.7%	25.1%	21.3%	20.2%	18.0%	17.3%
Capex	142	73	61	47	48	50
OFCF	**194**	**266**	**242**	**253**	**245**	**265**
Working capital and Other adjustments	(106)	(8)	(29)	(11)	(16)	(17)
Debt Interest payment	(89)	(89)	(135)	(135)	(135)	(135)
FCF	**(0)**	**169**	**78**	**107**	**94**	**113**
Non recurring adjustments	-	-	-	-	-	-
CF	**(0)**	**169**	**78**	**107**	**94**	**113**

Summary 2 of 24 *Echostar Proprietary*

HSSC - 5 Year Forecast - Financials ($M) Without J3 payment December 2, 2025 2025 2026 2027 2028 2029 2030 Allocated BSS Financials Service Revenue NA Consumer 709 550 409 302 211 147 Int'l Consumer 74 57 40 12 12 11 Consumer Total 782.6 607 449 314 223 158 Enterprise/Other Managed Services 126 136 167 219 280 350 % growth -17% 8% 22.6% 31.2% 28.0% 24.8% Aero 7 52 89 154 227 315 % growth 82% 618% 69.8% 73.9% 47.6% 38.6% Oneweb 4 1 2 1 1 1 % growth -3% -88% 200.0% -33.3% 0.0% 0.0% Int'l Ent 157 169 185 204 224 247 % growth -1% 7% 9.8% 9.9% 10.1% 10.3% Gov't 0.5 1 1 1 1 1 Hughes other - - - - - - Enterprise/Other 296 358 443 578 733 914 Service Rev Total 1,078 965 892 892 956 1,072 Equip Revenue NA Consumer 3 1 1 0 0 0 Int'l Consumer 1 - - - - - Consumer Total 4 1 1 0 0 0 Enterprise/Other Managed Services 49 64 83 113 130 139 % growth 41% 33% 28.0% 36.7% 15.3% 7.2% Aero 143 133 219 209 239 274 % growth 89% -7% 64.7% -4.5% 14.3% 14.5% Oneweb 28 43 55 74 76 80 % growth -71% 56% 28.0% 33.8% 2.7% 5.2% Int'l Ent 88 103 106 109 113 117 % growth -24% 17% 2.8% 3.3% 3.4% 3.5% Gov't 32 33.020 49 59 74 89 % growth 31% 4% 49.9% 19.9% 25.1% 20.6% - - - - - - Factory PC - 9 20 30 40 50 Enterprise/Other 339 385 532 595 672 750 Equip Rev Total 343 387 533 595 672 750 Revenue NA Consumer 712 552 410 302 211 147 Int'l Consumer 75 57 40 12 12 11 Consumer Revenue 787 609 450 314 223 158 Enterprise/Other Managed Services 175 201 249 332 410 489 % growth -7% 15% 24% 33.0% 23.7% 19.2% Aero 151 185 308 363 466 589 % growth 88% 23% 66.2% 18.1% 28.4% 26.2% Oneweb 32 44 57 75 77 81 % growth -68% 37% 29.9% 32.0% 2.7% 5.2% Int'l Ent 245 272 291 313 337 364 % growth -11% 11% 7.1% 7.5% 7.8% 8.0% Gov't 32 33.610 50 60 75 90 % growth 30% 5% 49.1% 19.7% 24.8% 20.4% Hughes other - - - - - - Factory PC - 9 20 30 40 50 Enterprise/Other 635 743 975 1,173 1,406 1,663 Revenue Total 1,422 1,352 1,425 1,487 1,629 1,822 Enterprise % 45% 55% 68% 79% 86% 91% Consumer % 55% 45% 32% 21% 14% 9% 5Y forecast 3 of 24 Echostar Proprietary

HSSC - 5 Year Forecast - Financials ($M) Without J3 payment December 2, 2025 2025 2026 2027 2028 2029 2030 Service Cost NA Consumer 154 132 111 94 80 70 Int'l Consumer 36 31 24 7 6 6 Consumer CoS 191 163 135 100 86 76 GM % 75.6% 73.1% 69.9% 68.0% 61.2% 51.9% Enterprise/Other Managed Services 127 120 138 172 210 253 GM % -0.1% 11.9% 17.2% 21.5% 25.0% 27.6% Aero 21 32 56 99 148 206 GM % -188.2% 37.9% 36.7% 36.0% 35.0% 34.5% Oneweb 4 0 1 1 1 1 GM % 3.7% 40.0% 33.3% 30.0% 30.0% 30.0% Int'l Ent 106 108 119 130 142 157 GM % 32.4% 35.7% 35.8% 36.1% 36.4% 36.7% Gov't 0 0 0 0 0 0 GM % 64.2% 31.7% 50.0% 50.0% 50.0% 50.0% Hughes other 0 - 0 - - - Enterprise/Other CoS 258 262 314 401 501 617 GM % 12.6% 26.9% 29.0% 30.6% 31.7% 32.4% Service Cost Total 449 425 449 502 588 694 GM % 58.4% 56.0% 49.6% 43.7% 38.5% 35.3% Equip Cost NA Consumer 18 10 9 6 5 4 Int'l Consumer 1 - - - - - Consumer 19 10 9 6 5 4 GM % -376.7% -628.5% -1300.4% -354442.4% -412155.8% -495672.6% Enterprise/Other Managed Services 52 65 78 104 118 126 GM % -6.4% -0.4% 5.1% 7.8% 9.1% 9.8% Aero 116 98 163 154 179 208 GM % 19.1% 26.0% 25.7% 26.6% 25.0% 24.1% Oneweb 33 30 37 49 49 52 GM % -19.8% 29.6% 33.8% 33.6% 35.3% 35.6% Int'l Ent 69 80 82 85 88 91 GM % 21.9% 22.0% 22.3% 22.4% 22.5% 22.6% Gov't 25 24 36 44 54 66 g 22.5% 27.5% 26.3% 26.4% 26.6% 26.8% ( ) Factory PC - 7 16 24 32 40 GM % 20.0% 20.0% 20.0% 20.0% 20.0% Enterprise/Other 305 294 412 459 521 581 GM % 13.3% 20.9% 22.5% 22.8% 22.5% 22.5% Equip Cost Total 313 315 421 466 526 585 GM % 8.8% 18.5% 21.0% 21.7% 21.8% 21.9% COGS NA Consumer 172 143 120 100 85 75 Int'l Consumer 37 31 24 7 6 6 Consumer 210 174 144 107 92 81 Enterprise/Other Managed Services 178 185 217 276 328 379 Aero 137 131 219 252 327 414 Oneweb 37 31 38 50 50 52 Int'l Ent 175 189 201 215 230 247 Gov't 25 24 37 44 55 66 Factory PC - 7 16 24 32 40 Hughes other 0 0 - - - - Enterprise/Other 553 566 727 861 1,022 1,199 GM % 13.0% 23.8% 25.5% 26.6% 27.3% 27.9% Total COGS 762 740 870 968 1,114 1,279 GM % 46.4% 45.3% 38.9% 34.9% 31.6% 29.8% 5Y forecast 4 of 24 Echostar Proprietary

HSSC - 5 Year Forecast - Financials ($M) Without J3 payment December 2, 2025 2025 2026 2027 2028 2029 2030 R&D 22 23 22 21 22 22 % of Rev 1.6% 1.7% 1.6% 1.4% 1.3% 1.2% Channel Comp amotization 40 31 19 6 2 1 S&M 135 88 77 62 66 70 Ent S&M as % of Ent Rev 9.5% 6.5% 5.4% 4.2% 4.0% 3.8% G&A 126 131 133 130 132 135 % of Rev 8.9% 9.7% 9.3% 8.7% 8.1% 7.4% SG&A 323 273 251 219 222 228 Op Expense (exclude D&A) 1,085 1,013 1,121 1,186 1,336 1,507 OIBDA NA Consumer 397 328 237 180 110 61 HSSC J3 lease - - - - - - Managed Services (34) (14) 1 22 46 71 Aero 4 33 64 86 113 148 Oneweb (9) 9 17 24 26 28 Int'l Consumer 20 10 4 2 2 1 Int'l Ent 30 44 48 53 59 66 Gov't 3 3 5 7 11 14 Factory PC - 1.7 4 6 8 10 Hughes other (74) (76) (78) (80) (82) (84) Cost Challenge - - - - - - Allocated BSS Corp - J3 lease - - - - - - OIBDA (a) 336.3 338.8 303 300 293 315 % of Rev 23.7% 25.1% 21.3% 20.2% 18.0% 17.3% OIBDA w/ Corp Allocated to PC NA Consumer w/ Corp 360 297 214 164 100 54 Managed Services w/ Corp (43) (25) (12) 4 25 49 Aero w/ Corp (4) 23 47 66 90 120 Oneweb w/ Corp (10) 6 14 20 22 24 Int'l Consumer w/ Corp 16 7 2 1 1 1 Int'l Ent w/ Corp 17 29 33 37 42 49 Gov't w/ Corp 1 1 3 4 7 10 Factory PC w/ Corp - 1.2 2.9 4.4 6.0 7.7 OIBDA w/ Corp Allocated to PC 336 339 303 300 293 315 5Y forecast 5 of 24 Echostar Proprietary

HSSC - 5 Year Forecast - Financials ($M)
Without J3 payment
December 2, 2025

	2025	2026	2027	2028	2029	2030
Capex						
NA Consumer	94	30	17	6	5	4
Managed Services	7	6	7	8	8	9
Aero	6	5	7	8	9	10
Oneweb	1	3	3	1	0	0
Int'l Consumer	13	5	4	2	2	2
Int'l Ent	9	10	8	9	10	10
Gov't	2	2	3	3	3	3
Hughes other	9	12	12	12	12	12
Less: Capex (b)	142	73	61	47	48	50
OFCF (a-b)	**194**	**266**	**242**	**253**	**245**	**265**
Working capital	**(23)**	**22**	**1**	**19**	**14**	**13**
Adjusted OFCF	**171**	**288**	**243**	**272**	**259**	**278**
Adjusted OFCF w/ Corp Allocated to PC						
NA Consumer w/ Corp	275	289	210	162	97	51
Managed Services w/ Corp	(51)	(31)	(19)	(3)	17	40
Aero w/ Corp	(43)	18	28	72	93	123
Oneweb w/ Corp	(12)	3	11	19	21	24
Int'l Consumer w/ Corp	4	2	(2)	(1)	(1)	(1)
Int'l Ent w/ Corp	8	19	24	28	33	39
Gov't w/ Corp	(1)	(1)	0	1	4	7
Factory PC w/ Corp	-	1	3	4	6	8
Hughes other	(9)	(12)	(12)	(12)	(12)	(12)
Adjusted OFCF w/ Corp Allocated to PC	**171**	**288**	**243**	**272**	**259**	**278**
HSSC Interest Pmt	(89)	(89)	(135)	(135)	(135)	(135)
AGR	(10)	(10)	(10)	(10)	(10)	(10)
Cash Tax Distribution						
HSSC J3 prepaid lease	-					
	-					
Other miscelaneous (out) in	(73)	(20)	(20)	(20)	(20)	(20)
Free cash flow	**(0)**	**169**	**78**	**107**	**94**	**113**
AGR reimbursement _DirecTV						
Divesture PC						
CF	**(0)**	**169**	**78**	**107**	**94**	**113**

5Y forecast 6 of 24 *Echostar Proprietary*

NA Consumer Summary

	2025	2026	2027	2028	2029	2030
Gross Adds	140	46	26	0	0	0
Net Adds	(108)	(149)	(100)	(91)	(63)	(44)
EOP - Retail	547	398	298	207	144	100
Average subs - Retail	601	462	341	246	171	118
Churn (%)	3.31%	3.43%	3.00%	3.00%	3.00%	3.00%
NA ARPU ($/sub)	$ 96.29	$ 97.51	$ 98.89	$ 100.36	$ 100.97	$ 100.71
NA SAC ($/add)	$1,135	$973	$988	$0	$0	$0
NA COGS ($/sub)	$21.45	$23.87	$27.16	$31.72	$39.07	$49.38
Service Revenue						
NA ARPU Revenue	694	541	404	296	207	143
XCI	15	10	5	5	4	4
Equip Revenue						
NA Consumer	2	1	1	0	0	0
Service COGS	155	132	111	94	80	70
Equipment COGS	18	11	9	6	5	4
R&D						
NA Consumer	2	1	1	1	0	0
Channel Comp amotization						
NA Consumer	40	31	19	6	2	1
S&M						
NA Consumer	73	28	17	0	0	0
G&A						
NA Consumer	27	23	17	15	12	10
Capex						
NA Consumer	94	30	17	6	5	4
Working Capital						
NA Consumer	9	22	13	4	1	0

8 of 24

cost per sub in $M 2025 2026 2027 2028 2029 2030 Adjusted Service Plan Revenue 525.4 409 309 228 160 111 Extra ARPU Impact - - - - - Rental Plan Revenue 101.3 78 58 42 28 19 NYB 0.7 1 1 - - - Optional Service Revenue 44.3 34 25 18 13 9 Truckroll, Invoice Fee, and others 6.5 5 4 3 2 1 UEF & ETF Collection 16.2 13 8 6 4 3 XCI 14.7 10 5 5 4 4 Total Service Revenue 709.0 551 409 302 211 147 ARPU 96.29 97.51 98.89 100.3 100.9 6 100.71 7 Total HW Revenue 2 1 1 0 0 0 Total Revenue ($M) 712 552 410 302 211 147 -10% -22% -26% -26% -30% -30% Space Segment - Consumer - - - - - - XCI 1 1 0 0 0 0 Customer Services 27 21 15 11 8 5 Installer Field Maintenance 14 10 7 5 4 2 Network Services 14 12 10 9 8 7 Satellite Ops 3 2 2 2 2 2 Gateways 25 24 24 24 24 24 RMA Return Credits 2 (1) 0 - - - Repair Center Cost- Consumer 10 11 7 5 4 3 Operations Engineering 12 12 10 9 8 7 Operations Mgmt / Optional Services 10 9 7 5 3 2 Quality Assurance 2 2 2 2 2 1 Fusion Services 7 4 3 2 1 1 Voip Program 3 3 2 1 1 1 Move Program 4 3 2 2 1 1 Other / Property Tax / Excise Tax 2 2 2 2 2 2 SDG 7 8 7 6 6 5 Cloud 4 5 4 4 3 3 Sustaining 6 5 5 4 4 3 Extra Cost Adj - - - - - - Total Services Costs 132.32 155 111.05 94 80 70 Consumer HW Cost 3 1 1 0 0 0 Install support 8 7 5 4 3 2 Business Operations 2 1 1 1 1 1 Operations support 0 0 0 0 0 0 Manufacturing Variances 1 2 1 1 1 1 Inventory / Warranty Reserve 0 0 0 0 0 0 Corp Assessment 3 - - - - - Sustaining R&D 0 0 0 0 0 0 Total Other HW Costs 10 15 8 6 5 4 Total HW Cost 11 18 9 6 5 4 Total Cost 172 144 120 100 85 75 Gross Margin 539 408 290 201 126 72.80 GM% 75.8% 74.0% 70.8% 66.8% 59.6% 49.4% PL 9 of 24 Echostar Proprietary

$M 2025 2026 2027 2028 2029 2030 - S&M Expenses - Variable 66 25 13 - - - S&M Expenses - Fixed 6 3 3 - - - S&M Expenses 72.4 27.5 16.2 - - - Marcomm & Corp Alloc 0 0 0 0 0 0 Channel Comp P/L SAC 40 31 18.8 6 2 1 S&M 112 59 35.4 6 3 1 G&A 8 8 7 7 7 7 Bad Debt - NAD 10 8 6 4 3 2 Bank Charges 9 7 5 4 3 2 G&A Expenses 27 23 17 15 12 10 Total Operating Expenses 139 82 53 21 15 12 Total Operating Income 400 327 238 181 111 61 OI% 56% 59% 58% 60% 53% 42% R&D 2 1 1 1 0 0 OIBDA 325 397 237 180 110 60.9 -18% -27% -24% -39% (0.4) Rental Capital 75 17 10 0 0 0 Svc Del Capex ($M) 3 32222 J3 Post Launch ($M) 0 00000 SDG Capex ($M) 8 32211 Eng Capex ($M) 0 00000 Non-Cash Capex Adj. 0 Capex ($M) 86 23 14 4 3 2 FAS86 8 73221 OFCF 303 295 219 174 106 57 Adj OFCF 313 318 232 179 107 57 Cash SAC HW/Install Cost 464 320 332 315 315 315 Upfront Rev 14 6 (4) 19 19 19 HW/Install SAC 478 326 311 - - - Channel Comp SAC 165 115 118 - - - S&M SAC 491 532 558 - - - Total Cash SAC $ 1,135 973 988 - - - -14% 1% -100% #DIV/0! #DIV/0! PL 10 of 24 Echostar Proprietary

$M	2025	2026	2027	2028	2029	2030
Cost excl SAC & all Depreciation ($M)	200	167	138	116	98	86
Cost per sub per month	$27.70	$30.09	$33.68	$39.16	$47.91	$60.24
	-	1	2	3	4	5
Cost of Capital (yearly)	10.0%					
Cost of Capital (monthly)	0.8%					
PV		304	202	141	77	38
NPV - 5Y		762				
NPV - 10Y		751				

	2025	2026	2027	2028	2029	2030
Beginning Subs	655,069	546,709	397,987	298,275	206,956	143,595
Raw Adds	143,360	50,008	28,119	0	0	0
Raw Adds w/o Adj	*143,360*	*50,008*	*28,119*	*0*	*0*	*0*
Raw Adds Adj		-	-	-	-	-
Gross Adds	140,326	46,288	26,027	0	0	0
Rental%	97.3%	97.2%	97.2%	97.2%	97.2%	97.2%
Raw Adds w/ Duplicates	147,266	51,608	29,019	0	0	0
# BRMs	9,204	3,720	2,092	0	0	0
# Churns - New Adds	30,888	7,812	3,893	0	0	0
# Churns - Older Subs	217,798	187,198	121,847	91,319	63,361	43,963
# Churns + BRMs	257,890	198,730	127,831	91,319	63,361	43,963
Churn Rate	*3.31%*	*3.43%*	*3.00%*	*3.00%*	*3.00%*	*3.00%*
Churn Rate w/o Adj	*3.31%*	*3.43%*	*3.25%*	*3.25%*	*3.25%*	*3.25%*
Churn Adj		0.00%	-0.25%	-0.25%	-0.25%	-0.25%
BRM%	*6.42%*	*7.44%*	*7.44%*	*7.44%*	*7.44%*	*7.44%*
Churn + BRM	*3.58%*	*3.58%*	*3.13%*	*3.09%*	*3.09%*	*3.09%*
Ending Subs - New Adds	109,438	38,475	22,135	0	0	0
Ending Subs - Older Subs	437,271	359,511	276,140	206,956	143,595	99,632
Ending Subs	546,709	397,987	298,275	206,956	143,595	99,632
Net Adds	(108,360)	(148,722)	(99,712)	(91,319)	(63,361)	(43,963)
Avg Subs - New Adds	60,162	21,132	12,239	0	0	0
Avg Subs - Older Subs	540,746	440,840	328,433	246,147	170,787	118,499
Avg Subs	600,908	461,972	340,671	246,147	170,787	118,499
		-23%	-26%	-28%	-31%	-31%
Lite Plan Mix	3.0%	8.0%	8.0%	8.0%	8.0%	8.0%
Dealer%		11.54%	11.54%	11.54%	11.54%	11.54%
J3 Subs						
BeginningSubs	203,990	245,177	195,916	155,891	108,164	75,049
Raw Adds	136,973	45,087	25,352	0	0	0
Spins	2,280	-	-	-	-	-
BRM+Churn	(95,786)	(94,348)	(65,377)	(47,727)	(33,115)	(22,977)
Ending Subs	245,177	195,916	155,891	108,164	75,049	52,072

Cost Assumption	2025	2026	2027	2028	2029	2029
Service Costs						
Space Segment - Consumer	191.03	191.03	191.03	191.03	191.03	191.03
XCI	0.83	0.6	0.3	0.3	0.2	0.2
Customer Services	3.68	3.78	3.78	3.78	3.78	3.78
Installer Field Maintenance	1.96	1.88	1.81	1.73	1.72	1.70
Network Services	13.55	12.30	10.43	9.01	7.79	6.76
Satellite Ops	3.06	2.30	2.30	2.30	2.30	2.30
Gateways ($M)	25.5	24.3	24.3	24.3	24.3	24.3
RMA Return Credits	0.27	(0.12)	0.06	-	-	-
Repair Center Cost- Consumer	1.55	1.76	1.76	1.76	1.76	1.76
Operations Engineering	12.1	12.0	10.2	8.8	7.6	6.6
Operations Mgmt / Optional Services	1.35	1.64	1.64	1.64	1.64	1.64
Quality Assurance	1.96	1.82	1.73	1.64	1.56	1.48
Fusion Services	6.89	4.18	2.76	1.67	0.99	0.59
Voip Program	0.45	0.47	0.47	0.47	0.47	0.47
Move Program	0.52	0.52	0.52	0.52	0.52	0.52

PL 11 of 24 *Echostar Proprietary*

$M 2025 2026 2027 2028 2029 2030 Other / Property Tax / Excise Tax 2.47 2.30 2.30 2.30 2.30 2.30 SDG 7.39 7.60 6.84 6.16 5.54 4.99 Cloud 3.98 4.64 4.18 3.76 3.38 3.21 Sustaining 6.49 5.23 4.70 4.23 3.81 3.43 Extra Cost Adj - - - - - HW Cost 103% 100% 103% 103% 103% 103% Other HW Costs Install support 1.18 1.33 1.32 1.32 1.32 1.32 Business Operations 1.69 1.05 1.05 1.05 1.05 1.05 Operations support 0.00 0.00 0.00 0.00 0.00 0.00 Manufacturing Variances 1.4 2.0 1.0 1.0 1.0 1.0 Inventory / Warranty Reserve 0.02 0.02 0.06 0.06 0.06 0.06 Corp Assessment 2.5 - - - - - Sustaining 0.38 0.28 0.28 0.29 0.30 0.31 Total Other HW Costs S&M Variable 450 475 462 0 0 0 S&M Variable w/o plug 450 475.02 461.7 - 6 - - S&M Fixed 6.0 2.95 2.8 0.0 0.0 0.0 Marcomm & Corp Alloc 0.4 0.4 0.4 0.4 0.4 0.4 Average Commission 165.30 115.01 118.46 - - - G&A Expenses G&A ($M) 7.98 7.73 6.50 6.50 6.50 6.50 Bad Debt - NAD 1.46% 1.50% 1.45% 1.45% 1.45% 1.45% Bank Charges 1.21% 1.22% 1.22% 1.22% 1.22% 1.22% R&D 1.14 2.42 0.84 0.61 0.42 0.29 Non-Rental D&A w/o SS & Svc Delivery 22.0 22.00 22.00 22.00 22.00 22.00 Svc Del Capex ($M) 2.9 2.6 2.3 2.1 1.9 1.7 J3 Post Launch ($M) - - - - - - SDG Capex ($M) 1.1% 0.63% 0.5% 0.5% 0.5% 0.5% Eng Capex ($M) 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% FAS86 ($M) 1.15% 1.24% 0.75% 0.75% 0.75% 0.75% HW/Install Cash SAC 2025 2026 2027 2028 2029 2030 IDU 151.10 167 167 167 167 167 ODU 90.00 88 88 88 88 88 Fusion 182.00 192 192 192 192 192 Fusion% 3.6% 3.6% 2.0% 2.0% 2.0% 2.0% Antenna 61.00 64 64 64 64 64 Mount 10.50 12 12 12 12 12 Reconditioned HW cost saving (87.76) (257) (242) (259) (259) (259) Reconditioned IDU% 34.36% 97.97% 93.48% 100.00% 100.00% 100.00% Reconditioned ODU% 37.05% 97.97% 93.48% 100.00% 100.00% 100.00% Reconditioned Fusion% 37.73% 100.00% 100.00% 100.00% 100.00% 100.00% HW Material Cost 231.46 81 93 76 76 76 Installation Cost 232.30 239 239 239 239 239 HW/Install Cost 463.76 320 332 315 315 315 HW/Install Upfront Billing 14.37 6 (4) 19 19 19 HW/Install Cash SAC 478.12 326 328 334 334 334 Wifi Mesh Node Cost 45 36 31 27 22 22 Wifi Mesh Node Install cost 35 35 35 35 35 35 % Hughes-Installed 100% 100% 100% 100% 100% 100% IDU 151 167 167 167 167 167 ODU 90 88 88 88 88 88 ODU usage% 78% 79% 79% 79% 79% 79% Fusion 182 192 192 192 192 192 Fusion% 27% 14% 14% 14% 14% 14% Antenna 61 64 64 64 64 64 Mount 11 12 12 12 12 12 Antenna usage% 13% 13% 13% 13% 13% 13% Reconditioned HW saving (96) (258) (248) (263) (263) (263) Reconditioned IDU% 34% 98% 93% 100% 100% 100% Reconditioned ODU% 37% 98% 93% 100% 100% 100% Reconditioned Fusion% 38% 100% 100% 100% 100% 100% HW Material Cost 183 15 25 10 10 10 Installation Cost 166 167 167 167 167 167 HW/Install Cost 349 182 192 177 177 177 PL 12 of 24 Echostar Proprietary

$M	2025	2026	2027	2028	2029	2030
	Year 2	Year 3	Year 4	Year 5		
Cost 36 month distribution factor	33%	33%	15%			
Cost 48 month distribution factor	25%	25%	25%	11%		
Cost 30 month distribution factors	40%	34%	4%		starting Jan 2025	
Baseline						
Installed Adds						
Baseline		129,019	116,076	98,795	87,603	76,130
Fusion%		3.6%	2.0%	2.0%	2.0%	2.0%
Upgrades						
IDU		20,315	6,772	-	-	-
ODU		16,049	5,350	-	-	-
Fusion		2,797	932	-	-	-
Recond% - Baseline						
Reconditioned IDU%		48.17%	60%	70%	79%	87%
Reconditioned ODU%		40.53%	60%	70%	79%	87%
Reconditioned Fusion%		63.00%	63%	70%	79%	87%
Recond. IDU available for use		71,929	73,741	69,503	68,887	65,859
Recond. ODU available for use		58,792	72,887	69,503	68,887	65,859
Recond. Fusion available for use		4,688	2,050	1,390	1,378	1,317
Recond. IDU available for use as a % of J3 churns		57%	57%	57%	57%	57%
Recond. J3 IDU available for use		61,480	37,058	27,053	18,771	13,024
Recond. J3ODU available for use		61,480	37,058	27,053	18,771	13,024
Recond. Fusion available for use		4,688	2,050	1,390	1,378	1,317
% J3 subs need repair		6.5%	6.5%			
		16,000	12,785			
		45,480	24,272			
Recond% - Scenario		2026	2027	2028	2029	2030
Recond. IDU available for use		98%	93%	100%	100%	100%
Recond. ODU available for use		98%	93%	100%	100%	100%
Recond. Fusion available for use		100%	100%	100%	100%	100%

PL 13 of 24 *Echostar Proprietary*

Managed Services (000) 2025 2026 2027 2028 2029 2030 HW Revenue 48,663 64,441 82,510 112,826 130,107 139,438 Other1 0 0 0 0 0 Other2 - - - - - - HW Rev Total 48,663 64,441 82,510 112,826 130,107 139,438 % growth 32% 28% 37% 15% 7% Service Revenue 126,337 136,180 166,958 219,048 280,325 349,714 Other1 0 Other2 - - - - - - Service Rev Total 126,337 136,180 166,958 219,048 280,325 349,714 % growth 00 000 Total Revenue 175,000 200,621 249,468 331,874 410,432 489,152 % growth 0% 15% 24% 33% 24% 19% HW cogs 51,876 64,723 78,313 104,000 118,286 125,830 Other1 0 0 0 0 0 0 Other2 - - - - - - HW Cogs 51,876 64,723 78,313 104,000 118,286 125,830 Service cogs 127,391 120,014 138,195 171,895 210,129 253,200 Other1 0 0 0 0 0 0 Other2 - - - - - - Service Cogs 127,391 120,014 138,195 171,895 210,129 253,200 Total Cost 179,267 184,737 216,508 275,895 328,415 379,030 HW Margin (3,213) (282) 4,197 8,826 11,821 13,608 HW Margin % -7% 0% 5% 8% 9% 10% Service Revenue (1,054) 16,166 28,763 47,154 70,197 96,514 Service Margin % -1% 12% 17% 22% 25% 28% Total Gross Margin (4,267) 15,884 32,960 55,980 82,018 110,121 Gross Margin % -2.4% 7.9% 13.2% 16.9% 20.0% 22.5% R & D - Helius 1,891 1,538 1,569 1,600 1,632 1,665 R & D 503 518 534 550 566 583 Other R&D 2,394 2,056 2,102 2,150 2,198 2,248 Enterprise 22,107 20,783 22,524 24,318 26,166 28,069 ESS Marcomm 1,334 1,374 1,415 1,458 1,501 1,546 B&P 330 300 309 318 328 338 Other Sales & Marketing Expenses 23,771 22,457 24,249 26,094 27,995 29,953 G&A 3,254 3,971 4,090 4,213 4,339 4,469 G&A ESS 706 727 749 771 794 818 G&A - Jupiter 3 Bad Debt - NAD 111 500 600 720 936 1,217 Other 0 0 0 0 0 0 G&A Expenses 4,071 5,198 5,439 5,704 6,070 6,504 Total Operating Expenses (wo D&A) 30,236 29,711 31,790 33,948 36,263 38,705 OIBDA (34,503) (13,827) 1,170 22,032 45,755 71,416 OIBDA % -20% -7% 0% 7% 11% 15% CAPEX 3,189 2,350 3,000 3,500 3,750 4,250 CAPEX - FAS86 4,012 3,900 4,017 4,138 4,262 4,389 OFCF (OIBDA less CAPEX) (41,704) (20,077) (5,847) 14,394 37,743 62,777 Managed Svc 14 of 24 Echostar Proprietary

Aero Summary (K) 2025 2026 2027 2028 2029 2030 HW Revenue BACKLOG Customer 1 - 29 - - - - Customer 2 - 507 - - - - Customer 3 - 117 - - - - Customer 4 52,604 40,890 52,604 48,357 41,817 40,945 Customer 5 15,157 76,727 - - - - Customer 5 6,778 10,068 - - - - Customer 5 3,692 421 28,309 8,645 - - Customer 6 26,966 19,110 - - - - Other - 61 - - - - NEW BUSINESS Other 7,767 884 31,076 - - - Customer 7 - - 6,980 6,893 6,806 6,719 Customer 8 4,000 278 5,000 6,000 7,000 7,000 Incremental Market Capture (5,669) 16,000 95,054 139,209 183,364 218,909 HW REVENUE 143,424 132,964 219,024 209,104 238,987 273,573 Service Revenue BACKLOG Customer 1 928 972 - - - - Customer 3 2,223 2,078 2,278 2,278 2,278 2,278 Customer 4 - - - - - - Customer 5 48,992 4,158 57,011 57,011 57,011 57,011 Delta New Business (65 AC) - - 4,175 15,018 18,146 18,146 Customer 6 - - 739 1,078 1,088 1,088 NEW BUSINESS Other - - 7,764 10,480 10,498 10,498 Customer 9 - - 631 2,285 3,542 4,359 Customer 7 - - 908 3,924 6,901 9,842 Customer 10 - - 1,452 6,283 11,083 15,854 Customer 8 - 49 3,000 4,000 5,000 5,000 Incremental Market Capture - - 10,602 51,666 111,804 191,018 SERVICE REVENUE 7,258 52,143 88,560 154,022 227,352 315,093 TOTAL REVENUE 150,681 185,107 307,584 363,126 466,339 588,666 HW COST BACKLOG Customer 1 - 3 - - - - Customer 2 - 150 - - - - Customer 3 - 146 - - - - Customer 4 24,724 19,682 21,042 19,343 16,727 16,378 Customer 5 14,399 72,894 - - - - Customer 5 3,460 5,182 - - - - Customer 5 3,508 401 26,353 8,032 - - Customer 6 23,337 16,253 - - - - Other (Product Line, Sustaining, one-offs e 3,850 308 4,139 $ 4,449 $ 4,783 $ 5,142 $ NEW BUSINESS - - Other 6,802 840 25,490 - - - Customer 7 - - 5,584 5,515 5,445 5,375 Customer 8 4,000 141 $ 4,800 $ 5,600 $ 5,600 $ Incremental Market Capture - 18,260 76,044 111,368 146,692 175,127 HW COST 98,340 116,001 162,651 153,506 179,246 207,622 AERO 15 of 24 Echostar Proprietary

	2025	2026	2027	2028	2029	2030
Service Cost						
BACKLOG						
Customer 1	196	232	-	-	-	-
Customer 3	752	823	1,139	1,139	1,139	1,139
Customer 4	-	-	-	-	-	-
Customer 5	2,954	4,900	8,552	8,552	8,552	8,552
Delta New Business (65 AC)	-	-	2,271	8,408	10,368	10,368
Customer 6	-	-	266	388	392	392
NEW BUSINESS	-	-				
Other	-	-	3,168	5,692	5,702	5,702
Customer 9	-	-	1,572	1,295	2,008	2,471
Customer 7	-	-	590	2,550	4,486	6,397
Customer 10	-	-	944	4,084	7,204	10,305
Customer 8	60	-	1,950	2,600	3,250	3,250
Incremental Market Capture	-	-	6,891	33,583	72,673	124,162
Labor	11,739	17,472	18,870	19,436	20,019	20,619
Other Services Costs/Shared Services (inc	5,204	8,950	9,845	10,829	11,912	13,104
SERVICE COST	**20,905**	**32,377**	**56,057**	**98,557**	**147,705**	**206,461**
TOTAL COST	**136,905**	**130,717**	**218,708**	**252,063**	**326,951**	**414,082**
HW Margin						
BACKLOG						
Customer 1	26	-	-	-	-	-
Customer 2	357	-	-	-	-	-
Customer 3	(29)	-	-	-	-	-
Customer 4	21,208	27,880	31,562	29,014	25,090	24,567
Customer 5	3,833	758	-	-	-	-
Customer 5	4,886	3,319	-	-	-	-
Customer 5	20	185	1,956	612	-	-
Customer 6	2,857	3,629	-	-	-	-
Other (Product Line, Sustaining, one-offs e	(247)	(3,850)	(4,139)	(4,449)	(4,783)	(5,142)
NEW BUSINESS						
Other	44	964	5,587	-	-	-
Customer 7	-	-	1,396	1,379	1,361	1,344
Customer 8	137	4,000	1,000	1,200	1,400	1,400
Incremental Market Capture	(5,669)	(2,260)	19,011	27,842	36,673	43,782
HW GROSS MARGIN	27,423	34,624	56,373	55,598	59,741	65,951
HW Gross Margin %						
Service Margin						
BACKLOG						
Customer 1	776	696	-	-	-	-
Customer 3	1,326	1,401	1,139	1,139	1,139	1,139
Customer 4	-	-	-	-	-	-
Customer 5	1,204	44,092	48,460	48,460	48,460	48,460
Delta New Business (65 AC)	-	-	1,905	6,610	7,778	7,778
Customer 6	-	-	473	690	696	696
NEW BUSINESS						
Other	-	-	4,596	4,788	4,796	4,796
Customer 9	-	-	(941)	989	1,534	1,888
Customer 7	-	-	318	1,373	2,416	3,445
Customer 10	-	-	508	2,199	3,879	5,549
Customer 8	(11)	-	1,050	1,400	1,750	1,750
Incremental Market Capture	-	-	3,711	18,083	39,131	66,856
Labor	(11,739)	(17,472)	(18,870)	(19,436)	(20,019)	(20,619)
Other Services Costs/Shared Services	(5,204)	(8,950)	(9,845)	(10,829)	(11,912)	(13,104)
SERVICE GROSS MARGIN	(13,647)	19,767	32,503	55,465	79,647	108,632
Service Gross Margin %	-188%	38%	37%	36%	35%	34%
TOTAL GROSS MARGIN	**13,776**	**54,391**	**88,876**	**111,063**	**139,388**	**174,583**
Total Gross Margin %	**9%**	29%	29%	31%	30%	30%
Sales & Marketing	2,685	6,150	6,457	6,780	7,119	7,475
G&A (w/o Amort. of Special Projects)	2,209	7,812	6,501	6,696	6,897	7,104
Amortization of HBC+ Linefit Retrofit	-	848	1,739	1,810	1,810	1,810
Amortization of Product Line Costs	-	-	2,351	2,351	2,351	2,351
R&D	5,222	6,300	7,690	$ 7,882	$ 8,079	$ 8,281
OIBDA	**3,660**	**33,281**	**64,138**	**85,544**	**113,132**	**147,562**
D & A (EQUIP & FAS)	476	4,169	3,849	5,447	7,256	7,800
CAPEX	730	2,000	3,076	3,631	4,663	5,887
OFCF (OIBDA - Capex)						
FAS86	5,411	2,500	4,000	4,500	4,500	4,500
	6,140	4,500	7,076	8,131	9,163	10,387
OFCF w/FAS86	**(2,480)**	**28,781**	**57,062**	**77,413**	**103,969**	**137,176**
	-2%	16%	19%	21%	22%	23%
Working Capital & BS Expenditure adjust	(32,885)	(89)	(12,299)	14,514	12,604	12,704
OFCF w/ WC & BS expenditure adjustmer	**(35,365)**	**28,692**	**44,764**	**91,927**	**116,573**	**149,879**

AERO 16 of 24 *Echostar Proprietary*

OneWeb Summary

	2025	2026	2027	2028	2029	2030
Customer 1	27.8	13.3	5.5	4.2	4.2	4.2
Customer 2	-	30.0	50.0	70.0	10.0	-
Customer 3					62.0	76.0
Other	-	-	-	-	-	-
HW-Total	$ 27.8	$ 43.3	$ 55.5	$ 74.2	$ 76.2	$ 80.2
Customer 1	4.2	0.5	1.5	1.0	1.0	1.0
Customer 2						
Customer 3	-	-	-	-	-	-
Other	-	-	-	-	-	-
Service	4.2	0.5	1.5	1.0	1.0	1.0
Revenue	**32.0**	**43.8**	**57.0**	**75.2**	**77.2**	**81.2**
Growth %		37%	30%	32%	3%	5%
Customer 1	29.9	9.1	3.2	2.3	2.3	2.3
Customer 2		20.1	33.6	47.0	6.7	-
Customer 3	-	-	-	-	40.3	49.4
Other	3.3	1.3	-	-	-	-
HW	33.2	30.5	36.7	49.3	49.3	51.7
Customer 1	4.1	0.3	1.0	0.7	0.7	0.7
Customer 2						
Customer 3	-	-	-	-	-	-
Other	-	-	-	-	-	-
Service	4.1	0.3	1.0	0.7	0.7	0.7
COGS	**37.3**	**30.8**	**37.7**	**50.0**	**50.0**	**52.4**
HW	(5.5)	12.8	18.8	24.9	26.9	28.5
GM%	-20%	30%	34%	34%	35%	36%
Service	0.2	0.2	0.5	0.3	0.3	0.3
GM%	4%	40%	33%	30%	30%	30%
Gross margin	**(5.3)**	**13.0**	**19.3**	**25.2**	**27.2**	**28.8**
R&D	2.8	4.3	2.0	1.0	1.0	0.5
S&M	-	-	-	-	-	-
G&A	0.6	0.23	0.50	0.50	0.50	0.50
OIBDA	**(8.7)**	**8.5**	**16.8**	**23.7**	**25.7**	**27.8**
Capex	0.2	1.0	1.5	0.3	0.3	0.3
SFAS86	1.1	1.7	1.4	0.3	0.1	0.1
OFCF (OIBDA - Capex & FAS)	**(10.1)**	**5.8**	**13.8**	**23.2**	**25.4**	**27.5**

Oneweb 17 of 24 *Echostar Proprietary*

Government Summary (M) 2025 2026 2027 2028 2029 2030 Operation 31.6 33.0 49.5 59.3 74.2 89.5 Other - - - - - - Hardware 31.6 33.0 49.5 59.3 74.2 89.5 Operation 0.5 0.6 0.6 0.6 0.7 0.7 Other - - - - - - Service 0.5 0.6 0.6 0.6 0.7 0.7 Revenue 32.1 33.6 50.1 60.0 74.9 90.2 YOY Change 5% 49% 20% 25% 20% Hardware 24.5 23.8 36.5 43.6 54.4 65.5 Service 0.5 0.2 0.3 0.3 0.3 0.3 COGS 24.7 24.3 36.8 44.0 54.8 65.8 Gross Margin 7.4 9.3 13.3 16.0 20.1 24.3 Margin % 23.1% 27.8% 26.6% 26.7% 26.8% 27.0% R&D 0.8 0.9 1.2 1.5 1.9 2.2 S&M 3.1 4.5 5.1 5.4 5.7 6.2 G&A 0.9 1.0 1.6 1.7 1.8 1.9 Operating Expense 6.3 4.9 7.9 8.6 9.4 10.3 OIBDA 2.6 3.1 5.4 7.4 10.7 14.0 OIBDA % 8% 9% 11% 12% 14% 16% Capex 1.1 1.5 1.1 1.2 1.2 1.3 SFAS86 1.0 1.1 1.4 1.5 1.7 1.8 OFCF 0.3 0.6 2.9 4.7 7.8 10.9 Gov't 18 of 24 Echostar Proprietary

Factory Summary (M) 2026 2027 2028 2029 2030 Hardware 8.6 20.0 30.0 40.0 50.0 Service Revenue 8.6 20.0 30.0 40.0 50.0 YOY Change #DIV/0! 133% 50% 33% 25% Hardware 6.9 16.0 24.0 32.0 40.0 Service - - - - - COGS 6.9 16.0 24.0 32.0 40.0 Gross Margin 1.7 4.0 6.0 8.0 10.0 Margin % 20% 20% 20% 20% 20% R&D S&M G&A Operating Expense - - - - - OIBDA 1.7 4.0 6.0 8.0 10.0 OIBDA % 20% 20% 20% 20% 20% Capex SFAS86 OFCF 1.7 4.0 6.0 8.0 10.0 Factory 19 of 24 Echostar Proprietary

International Financial Summary Key Segment (M) FY25 FY26 FY27 FY28 FY29 FY30 Hardware Revenue Brazil 0.8 - - - - - LATAM 0.0 - - - - - Consumer - 0.8 - - - - ROW 20.8 27.7 27.2 27.2 27.2 27.2 Europe 4.8 4.5 5.0 5.5 6.1 6.7 India 29.8 35.4 37.2 39.0 41.0 43.0 Brazil 13.2 12.4 13.1 13.9 14.7 15.6 LATAM 6.4 6.7 7.0 7.4 7.8 8.1 Other - - - - - - Enterprise 75.0 86.7 89.6 93.1 96.8 100.7 Mobilsat 13.0 16.2 16.2 16.2 16.2 16.2 Hardware Revenue 88.8 102.9 105.7 109.2 112.9 116.9 Service Revenue Brazil 47.8 35.8 22.1 - - - LATAM 26.2 21.2 17.5 12.2 11.6 11.0 Consumer 57.0 74.0 39.6 12.2 11.6 11.0 ROW 18.4 17.8 17.8 17.8 17.8 17.8 Europe 34.0 24.6 27.1 29.8 32.7 36.0 India 27.0 32.3 37.2 42.8 49.2 56.5 Brazil 33.0 42.3 47.0 52.2 57.9 64.4 LATAM 32.8 40.4 44.9 49.8 55.3 61.4 Other - - - - - - Enterprise 145.1 157.4 173.9 192.3 212.9 236.1 Mobilsat 12.1 11.3 11.3 11.3 11.3 11.3 Service Revenue 231.2 225.6 224.8 215.8 235.8 258.3 Revenue Brazil 48.6 35.8 22.1 - - - LATAM 26.2 21.2 17.5 12.2 11.6 11.0 Consumer 57.0 74.8 39.6 12.2 11.6 11.0 ROW 39.1 45.5 45.0 45.0 45.0 45.0 Europe 38.8 29.2 32.1 35.3 38.8 42.7 India 56.8 67.7 74.3 81.8 90.1 99.6 Brazil 46.2 54.7 60.1 66.1 72.7 80.0 LATAM 39.2 47.1 51.9 57.2 63.0 69.5 Other - - - - Enterprise 220.2 244.1 263.5 285.4 309.7 336.8 Mobilsat 25.1 27.4 27.4 27.4 27.4 27.4 Total Revenue 320.0 328.5 330.5 325.0 348.7 375.2 Hardware COGS Brazil 0.6 - - - - - LATAM 0.0 - - - - - Consumer - 0.6 - - - - ROW 20.9 23.9 23.8 23.8 23.8 23.8 Europe 3.8 3.7 3.6 3.9 4.3 4.7 India 20.2 27.1 28.5 29.9 31.4 33.0 Brazil 8.8 8.7 9.2 9.7 10.3 10.9 LATAM 4.3 5.3 5.6 5.9 6.2 6.5 Other - - - - - - Enterprise 58.1 68.7 70.6 73.2 76.0 78.9 Mobilsat 10.6 11.6 11.6 11.6 11.6 11.6 Hardware Cogs 69.4 80.3 82.2 84.8 87.6 90.5 International 20 of 24 Echostar Proprietary

Key Segment (M) FY25 FY26 FY27 FY28 FY29 FY30 Service COSG Brazil 21.4 18.5 14.4 - - - LATAM 15.1 12.3 9.6 6.7 6.3 6.0 Consumer 30.9 36.4 24.0 6.7 6.3 6.0 ROW 17.9 15.6 12.0 12.0 12.0 12.0 Europe 26.5 20.8 21.7 23.8 26.2 28.8 India 18.7 20.9 24.4 28.0 32.3 37.1 Brazil 25.5 30.7 34.4 37.6 41.1 45.3 LATAM 13.6 15.9 17.7 19.7 21.8 24.2 Other - - 4.3 4.5 4.7 4.9 Enterprise 102.1 104.0 114.4 125.6 138.1 152.2 Mobilsat 4.2 4.4 4.4 4.4 4.4 4.4 Service COGS 142.7 139.3 142.8 136.7 148.8 162.6 COGS Brazil 22.0 18.5 14.4 - - - LATAM 15.1 12.3 9.6 6.7 6.3 6.0 Consumer 30.9 37.1 24.0 6.7 6.3 6.0 ROW 38.8 39.5 35.8 35.8 35.8 35.8 Europe 30.3 24.5 25.2 27.7 30.5 33.5 India 38.9 48.0 52.9 57.9 63.6 70.0 Brazil 34.3 39.4 43.6 47.3 51.5 56.2 LATAM 17.9 21.3 23.3 25.5 28.0 30.7 Other - - 4.3 4.5 4.7 4.9 Enterprise 160.2 172.7 185.0 198.8 214.1 231.2 Mobilsat 14.8 16.0 16.0 16.0 16.0 16.0 Total COGS 212.1 219.6 225.0 221.5 236.4 253.1 Hardware Margin Brazil 0.2 - - - - - LATAM 0.0 - - - - - Consumer - 0.2 - - - - ROW (0.2) 3.8 3.4 3.4 3.4 3.4 Europe 1.0 0.9 1.5 1.6 1.8 1.9 India 9.6 8.3 8.7 9.1 9.6 10.1 Brazil 4.3 3.7 3.9 4.2 4.4 4.7 LATAM 2.1 1.4 1.4 1.5 1.6 1.7 Other - - - - - - Enterprise 16.9 18.0 18.9 19.8 20.8 21.8 Mobilsat 2.4 4.6 4.6 4.6 4.6 4.6 Hardware Margin 19.5 22.6 23.5 24.4 25.4 26.4 Service Margin Brazil 26.4 17.3 7.6 - - - LATAM 11.1 8.8 8.0 5.6 5.3 5.0 Consumer 26.1 37.5 15.6 5.6 5.3 5.0 ROW 0.5 2.1 5.8 5.8 5.8 5.8 Europe 7.5 3.8 5.4 6.0 6.5 7.2 India 8.3 11.4 12.8 14.7 16.9 19.4 Brazil 7.5 11.5 12.6 14.6 16.8 19.1 LATAM 19.2 24.5 27.2 30.2 33.5 37.2 Other - - (4.3) (4.5) (4.7) (4.9) Enterprise 43.1 53.3 59.5 66.7 74.8 83.8 Mobilsat 7.9 6.9 6.9 6.9 6.9 6.9 Service Margin 88.5 86.3 82.0 79.1 87.0 95.7 International 21 of 24 Echostar Proprietary

Key Segment (M) FY25 FY26 FY27 FY28 FY29 FY30 Margin Brazil 26.6 17.3 7.6 - - - LATAM 11.1 8.8 8.0 5.6 5.3 5.0 Consumer 26.1 37.7 15.6 5.6 5.3 5.0 ROW 0.3 6.0 9.2 9.2 9.2 9.2 Europe 8.5 4.6 6.9 7.6 8.3 9.1 India 17.9 19.7 21.5 23.8 26.5 29.5 Brazil 11.9 15.2 16.6 18.8 21.2 23.8 LATAM 21.3 25.8 28.6 31.7 35.1 38.8 Other - - (4.3) (4.5) (4.7) (4.9) Enterprise 60.0 71.4 78.5 86.5 95.6 105.6 Mobilsat 10.3 11.4 11.4 11.4 11.4 11.4 Total Margin 108.0 109.0 105.5 103.5 112.3 122.0 R&D ROW 0.4 0.4 0.3 0.3 0.3 0.3 Europe - - - - - - Other - - - - - - Enterprise 0.4 0.4 0.3 0.3 0.3 0.3 Mobilsat (0.0) - - - - - R&D 0.4 0.4 0.3 0.3 0.3 0.3 S&M Brazil 8.9 4.5 2.0 - - - LATAM 3.9 3.5 2.9 2.0 1.9 1.8 Consumer 8.0 12.8 4.9 2.0 1.9 1.8 ROW 3.4 4.1 4.1 4.1 4.1 4.1 Europe 3.5 2.9 2.9 3.2 3.5 3.9 India 2.0 2.2 2.4 2.6 2.9 3.2 Brazil 2.7 3.1 3.4 3.6 3.9 4.2 LATAM 3.4 3.6 4.0 4.4 4.8 5.3 Other - - - - - - Enterprise 15.1 15.9 16.7 17.9 19.2 20.7 Mobilsat 0.0 0.2 0.2 0.2 0.2 0.2 S&M 27.9 24.2 21.8 20.1 21.3 22.7 G&A Brazil 1.9 5.6 3.8 - - - LATAM 2.9 2.7 2.6 1.9 1.8 1.7 Consumer 8.3 4.8 6.4 1.9 1.8 1.7 ROW 2.5 2.5 3.1 3.1 3.1 3.1 Europe 4.6 3.7 3.7 4.1 4.5 5.0 India 7.0 6.7 7.1 7.8 8.6 9.5 Brazil 6.9 5.1 5.6 6.0 6.3 6.5 LATAM 2.8 3.3 3.7 4.0 4.4 4.9 Other - - 0.6 0.6 0.7 0.7 Enterprise 24.0 21.3 23.8 25.7 27.6 29.7 Mobilsat 0.6 0.7 0.4 0.4 0.4 0.4 G&A 30.2 29.3 30.7 28.0 29.8 31.8 International 22 of 24 Echostar Proprietary

Key Segment (M) FY25 FY26 FY27 FY28 FY29 FY30 OIBDA Brazil 15.7 7.2 1.8 - - - LATAM 4.4 2.7 2.5 1.7 1.6 1.5 Consumer 9.8 20.1 4.3 1.7 1.6 1.5 ROW (6.1) (1.1) 1.7 1.7 1.7 1.7 Europe 0.4 (1.9) 0.3 0.3 0.3 0.3 India 8.9 10.8 12.0 13.4 15.0 16.8 Brazil 2.2 7.1 7.6 9.1 11.0 13.1 LATAM 15.1 18.9 21.0 23.3 25.8 28.6 Other - - (4.9) (5.2) (5.4) (5.6) Enterprise 20.5 33.7 37.6 42.6 48.5 54.9 Mobilsat 9.7 10.6 10.9 10.9 10.9 10.9 OBIDA 54.1 50.3 52.7 60.9 55.1 67.3 CAPEX Brazil 9.1 1.7 1.7 - - - LATAM 3.4 2.9 2.4 1.7 1.6 1.5 Consumer 4.7 12.5 4.2 1.7 1.6 1.5 ROW 3.5 5.0 0.5 0.5 0.5 0.5 Europe 1.0 0.2 0.2 0.2 0.2 0.2 India 1.8 1.5 1.6 1.8 2.0 2.2 Brazil 1.8 2.7 2.1 2.3 2.5 2.8 LATAM 0.9 1.0 1.1 1.2 1.3 1.5 Other - - 0.6 0.6 0.6 0.7 Enterprise 8.9 10.4 6.1 6.6 7.2 7.8 Mobilsat 0.1 0.1 0.1 0.1 0.1 0.1 FAS 86 (In Other) - - 2.2 2.2 2.3 2.4 CAPEX 15.2 21.5 12.5 10.6 11.2 11.8 03 Capex Europe EML FY25 FY26 FY27 FY28 FY29 FY30 OFCF Brazil 6.5 5.4 0.0 - - - LATAM 1.0 (0.3) 0.0 (0.0) (0.0) (0.0) Consumer 5.1 7.5 0.1 (0.0) (0.0) (0.0) ROW (9.5) (6.1) 1.2 1.2 1.2 1.2 Europe (0.6) (2.1) 0.1 0.1 0.1 0.1 India 7.1 9.3 10.4 11.6 13.0 14.6 Brazil 0.5 4.3 5.5 6.8 8.5 10.3 LATAM 14.3 17.9 19.9 22.1 24.5 27.1 Other - - (7.7) (8.0) (8.3) (8.7) Enterprise 11.7 23.3 29.4 33.8 39.0 44.7 Mobilsat 9.6 10.5 10.8 10.8 10.8 10.8 OFCF 39.0 28.8 40.2 49.7 44.5 55.5 International 23 of 24 Echostar Proprietary

International KPI

	2025 Fcst	2026 5 YR	2027 5 YR	2028 5 YR	2029 5 YR	2030 6 YR
Brazil	123,466	81,521	-	-	-	-
LATAM	45,042	36,034	30,121	21,529	20,372	19,151
Ending Subs	168,507	117,555	30,121	21,529	20,372	19,151
Brazil	38,326	-	-	-	-	-
LATAM	14,005	9,960	8,889	8,230	7,621	7,056
Gross Adds	52,331	9,960	8,889	8,230	7,621	7,056
Brazil	(21,529)	(41,944)	(81,521)	-	-	-
LATAM	(10,812)	(9,008)	(5,913)	(8,592)	(1,156)	(1,222)
Net Adds	(32,341)	(50,952)	(87,434)	(8,592)	(1,156)	(1,222)
Brazil	3.7%	3.4%	11.5%	0.0%	0.0%	0.0%
LATAM	4.1%	3.9%	3.8%	3.5%	3.5%	3.5%
Churn	3.8%	3.5%	6.8%	3.5%	3.5%	3.5%
Brazil	$29.94	$30.06	$30.20	$0.00	$0.00	$0.00
LATAM	$43.73	$44.39	$44.76	$46.49	$46.47	$46.46
ARPU Reported	$33.72	$34.16	$36.65	$46.49	$46.47	$46.46
Brazil	$48.6	$35.8	$22.1	$0.0	$0.0	$0.0
LATAM	$26.2	$21.2	$17.5	$12.2	$11.6	$11.0
Revenue	$74.8	$57.0	$39.6	$12.2	$11.6	$11.0

Int'l KPI's 24 of 24 *Echostar Proprietary*